Putnam
New York
Investment Grade
Municipal Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

For income-oriented investors, including investors in tax-free municipal bonds, low interest rates pose a dilemma. While low rates generally reflect a low-inflation environment, they also present a challenge in terms of generating current income.

In such an environment, which characterized Putnam New York Investment Grade Municipal Trust's fiscal year, manager Richard Wyke addressed the challenge of generating maximum current income primarily through careful selection of portfolio holdings. Putnam's edge in this regard is its extensive credit research capability, which allows Rick to choose higher-yielding securities from the lower tiers of the investment-grade spectrum with a high degree of confidence in the safety of these selections. There can never be ironclad guarantees against bond defaults, of course, but diligent, in-depth research has proved to be an effective tool for minimizing such unpleasant situations.

In the following report, Rick reviews your fund's performance during the fiscal year that ended on April 30, 1999, and discusses his current thinking about prospects for the fiscal year that has just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 16, 1999



Report from the Fund Manager

Richard P. Wyke


Over the 12 months ended April 30, 1999, an atmosphere of robust economic growth and negligible inflation combined with strong municipal balance sheets to provide a favorable environment for New York municipal bond investors. The state continued to enjoy rising tax revenues and improving creditworthiness, and its municipal bonds remained among the top-performing bonds in the tax-exempt market. Putnam New York Investment Grade Municipal Trust took full advantage of this environment, providing shareholders with solid returns and a competitive rate of tax-free income.

Total return for 12 months ended 4/30/99

     Net asset value     Market price
----------------------------------------------------
         6.43%                7.82%
----------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* MUNICIPAL MARKET EXHIBITS RELATIVE STABILITY

In a financial world in which market highs and lows seem to be making headlines daily, the municipal market has unquestionably been one of the calmest. A case in point: Municipal bond yields, which rise as bond prices fall, have moved up less than 20 basis points since the beginning of the year, while Treasury yields rose more in February than in any other single month in 10 years. While this means that municipal yields are heading back toward more traditional ratios, municipal yields are still quite attractive at 90% of comparable Treasuries. The slower rise in municipal yields illustrates the resistance of the municipal market to unfavorable news.

As expected, with the slight rise in yields, the new supply of municipal bonds has tapered off. The calendar of new issues shows about 20% to 30% fewer bonds coming to market compared with levels last year at this time. This lower supply was an important factor in sustaining muni prices in late 1998 and early 1999, when Treasury prices fell so much. As the period drew to a close, municipal securities supply had begun to pick up a bit. We expect it to increase further in May and June, when many municipalities reach the end of their fiscal years. On the demand side, cash flow into municipal bonds has decreased somewhat over the past several months because of the stock market's compelling -- and continuing -- advance. Nevertheless, with supply still so low, the current supply/demand relationship remains positive for municipal bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education         19.7%

Hospital/
health care       16.9%

Transportation    12.8%

Utilities         12.7%

Water and
sewerage           6.2%

Footnote reads:
*Based on net assets as of 4/30/99. Holdings will vary over time.


Concerns are gradually beginning to surface about the effects of the Y2K problem and Medicare reform proposals on certain sectors of the municipal bond market. Such concerns are one reason why we have always considered security selection coupled with credit analysis as a fundamental investment strategy for this fund. Generally speaking, opportunity comes from choosing issues correctly, rather than overall sector performance. Security and credit research becomes even more important when we invest in bonds that carry ratings at the lower end of the investment-grade market. These are the bonds that can add tremendously to a fund's income level, but they also mean greater credit risk and require the most meticulous research efforts.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A/A -- 26.3%

BBB/BAA -- 20.7%

VMIG1 -- 0.8%

AAA/AAA -- 34.4%

AA/AA -- 17.8%


Footnote reads:
*As a percentage of market value as of 4/30/99. A bond rated Baa or higher is considered investment grade. All ratings reflect Standard & Poor's and Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.



* INCOME, CALL PROTECTION STILL TOP PRIORITIES

During periods of lower interest rates, one of the key challenges we face is to continue delivering an attractive level of income while maintaining high credit quality. Although yields on municipal securities have risen somewhat in recent months, they remain much lower than the yields provided by many of the portfolio's older bond holdings. As these older bonds reach their call dates, we continue to seek new holdings to maintain the fund's income stream. We are also attempting to select bonds with the longest call dates to maximize the length of time these bonds will generate income for the fund. In addition, we try to minimize the possibility that they will be called by the issuer and refinanced with debt carrying a lower interest rate.

In our search for income, we have focused primarily on security-by-security analysis to add appropriate holdings to the portfolio. During the reporting period, New York City general obligation bonds were top performers once again, earning a credit upgrade as continuing economic growth, strong financial operating results, and a sustained record of accurate revenue forecasts buoyed their creditworthiness.

Bonds backed by American Airlines and used to finance terminal expansion at La Guardia and John F. Kennedy airports also posted strong returns. American Airlines reported record earnings in 1998, as fuel prices remained low and passenger demand stayed high. The fund's strong-performing Consolidated Edison holdings received another boost in creditworthiness, as ConEd completed a profitable sale of its final bundle of power-generation facilities. The fund's top-rated Cornell University bonds remained star performers, too, as solid financials, a highly selective student body, and a large endowment strengthened these bonds' position.

*  SECTOR SELECTION BOOSTS INCOME

For the most part, individual securities selection remains our key strategy for generating income for the fund. In selecting holdings, however, we have identified three industry sectors in which taking on a bit more credit risk can have particularly rewarding results: transportation, health care, and utilities. The economy's strength continues to provide solid underpinnings for the transportation industry -- especially airlines and air freight -- and many of these issuers enjoy broad market diversification. Their bonds, in turn, provide the fund with a generous flow of income.

In the health-care sector, positive trends toward cost containment and improved operating efficiency continue to provide opportunities. Over the period, we concentrated on selling lower-coupon issues and reducing exposure to riskier hospital securities while seeking potentially insurable credits that may have the potential for credit upgrades in the future.

In the utility sector, we believe that while deregulation and restructuring are still in the early stages, the prices of many municipal electric utility bonds have already been fully discounted and now represent significant value. We are now selectively adding bonds from issuers with low cost structures, attractive business strategies, and adequate resources for recovering costs incurred during the era of regulation. Through diligent credit research, we have identified some attractively valued municipal utility issues offering solid income and price appreciation potential.

* LOW INTEREST RATES BOOST VALUE OF LEVERAGING

The recent period of low interest rates has been advantageous for the fund's leveraging strategy, which historically has been useful in enhancing current income. In leveraging, the fund issues and sells preferred shares to institutional short-term investors at low rates and reinvests the proceeds in longer-term, higher-paying bonds. After earnings from the bonds are used to pay dividends to the preferred stock shareholders, the surplus is used to enhance income for the common stock shareholders. With the Federal Reserve Board lowering short-term interest rates three times last fall and long-term interest rates edging up over the past several months, the spread between short- and long-term rates widened, making leveraging an even more successful income-generating strategy over the annual period.

With indications that inflation may be starting to rise, the consumer price index is moving towards an annualized core inflation rate of approximately 2%. Since inflation in 1998 was practically nonexistent, a move to 2% may seem tremendous, but is actually still well below what has been generally considered average (4%). And despite some signs of inflation, we still live predominately in a deflationary world where many prices are falling. Just look at online stock trading prices and the discounts available from online bookstores for evidence of deflation.

It is important to keep inflation in mind when investors determine what constitutes a good rate of return. Simply put, a yield of 6% with 2% inflation is still a solid return, especially once the psychology of an advancing stock market begins to shift. When that happens, a steady 4% after-inflation yield looks very good in addition to the benefit of substantially less volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Investment Grade Municipal Trust is designed for investors seeking high current income free from federal, state, and New York City income tax, consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 4/30/99

                                                Lehman Bros.  Consumer
                                     Market      Municipal     price
(common shares)               NAV    price      Bond Index     index
---------------------------------------------------------------------------
1 year                       6.43%    7.82%        6.95%        2.28%
---------------------------------------------------------------------------
5 years                     39.27    41.38        43.57        12.75
Annual average               6.85     7.17         7.50         2.43
---------------------------------------------------------------------------
Life of fund
(11/27/92)                  51.41    39.63        55.22        17.04
Annual average               6.67     5.34         7.10         2.48
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/99

Distributions (common shares)
----------------------------------------------------------------------------
Number                                         12
----------------------------------------------------------------------------
Income                                       $0.811
----------------------------------------------------------------------------
Capital gains1                                 --
----------------------------------------------------------------------------
  Total                                      $0.811
----------------------------------------------------------------------------
Preferred shares Series A (200 shares)
----------------------------------------------------------------------------
Income                                     $1,563.63
----------------------------------------------------------------------------
Capital gains1                                 --
----------------------------------------------------------------------------
  Total                                    $1,563.63
----------------------------------------------------------------------------
Share value (common shares)           NAV            Market price
----------------------------------------------------------------------------
4/30/98                              $13.96            $13.625
----------------------------------------------------------------------------
4/30/99                               14.03             13.875
----------------------------------------------------------------------------
Current return (common shares)
----------------------------------------------------------------------------
Current dividend rate2                 5.77%             5.84%
----------------------------------------------------------------------------
Taxable equivalent3                   10.64             10.77
----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 45.77% combined federal, state, and city tax rate.
  Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 3/31/99 (most recent calendar quarter)

                                                               Market
(common shares)                                 NAV            price
----------------------------------------------------------------------------
1 year                                         5.60%           5.41%
----------------------------------------------------------------------------
5 years                                       39.18           40.75
Annual average                                 6.84            7.08
----------------------------------------------------------------------------
Life of fund (11/27/92)                       51.23           43.35
Annual average                                 6.74            5.84
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. This index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended April 30, 1999

To the Trustees and Shareholders of
Putnam New York Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New York Investment Grade Municipal Trust (the "fund") at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 1999





The fund's portfolio
April 30, 1999


KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FSA             -- Financial Security Assurance
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
VRDN            -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.9%) (a)
PRINCIPAL AMOUNT                                                                                RATING(RAT)          VALUE
New York (89.9%)
--------------------------------------------------------------------------------------------------------------------------
     $      885,000  Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                       (Eddygate Park Apts.), 9s, 6/1/06                                        BBB+/P      $      920,683
          1,000,000  Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                       Ser. A, 5 1/4s, 12/1/26                                                  A-               1,003,750
            400,000  Long Island, Pwr. Auth. NY Elec. Syst. VRDN,
                       Ser. 1, 3.5s, 5/1/33                                                     VMIG1              400,000
            500,000  Metropolitan Trans. Auth. Svcs. Contract
                       Rev. Bonds (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                         Baa1               546,250
          1,000,000  Niagara Falls NY City School Dist. COP,
                       5 7/8s, 6/15/19                                                          Baa3             1,050,000
                     NY City, G.O. Bonds
          1,385,000    Ser. A, 8s, 8/15/19                                                      AAA              1,537,350
              5,000    Ser. B, 6 3/4s, 10/1/17                                                  A3                   5,488
            230,000    Ser. B, 6 3/4s, 10/1/17, Prerefunded                                     A3                 255,875
            520,000    Ser. I, 6 1/4s, 4/15/17                                                  A3                 575,900
              5,000    Ser. I, 6 1/4s, 4/15/17, Prerefunded                                     A3                   5,700
             75,000    Ser. D, 6s, 2/15/25                                                      A3                  80,063
             40,000    Ser. D, 6s, 2/15/25, Prerefunded                                         A3                  44,300
          1,000,000    Ser. F, 5 7/8s, 8/1/24                                                   A3               1,073,750
          1,155,000    Ser. F, 5 3/4s, 2/1/19                                                   A3               1,230,075
          2,000,000  NY City, G.O. Bonds IFB, AMBAC, 8.42s, 9/1/11 (SEG)                        Aaa              2,295,000
          1,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds
                       (Terminal One Group), 6s, 1/1/15                                         A3               1,065,000
                     NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                       (American Airlines, Inc.)
          1,500,000    8s, 7/1/20                                                               Baa1             1,505,625
          1,525,000    6.9s, 8/1/24                                                             Baa1             1,685,125
          1,500,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       Ser. A, 4 3/4s, 6/15/31                                                  Aaa              1,404,375
          1,300,000  NY State Dorm. Auth. IFB (Cornell U.), 11.1s,
                       7/1/30 (acquired 1/6/93, cost $1,533,675) (RES)                          AA               1,459,250
                     NY State Dorm. Auth. Rev. Bonds
          1,500,000    (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                            A3               1,908,750
          2,000,000    (Cornell U.), Ser. A, 7 3/8s, 7/1/20                                     Aa2              2,120,000
          2,000,000    (Mental Hlth. Svcs. Fac.), Ser. A, 5 3/4s, 2/15/27                       A3               2,127,500
          1,190,000    (City U. Syst. Construction), Ser. 1, 5 1/4s, 7/1/17                     Baa1             1,194,463
          2,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                       Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                       Ser. A, 7 1/2s, 1/1/26                                                   A1               2,062,600
          1,000,000  NY State Energy Res.& Dev. Auth. Poll. Control
                       Rev. Bonds (Niagra Mohawk Pwr. Corp.),
                       Ser. A, FGIC, 7.2s, 7/1/29                                               Aaa              1,147,500
          1,600,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                       (State Wtr. Revolving Fund), Ser. A,
                       7 1/2s, 6/15/12                                                          Aa2              1,696,000
                     NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
            360,000    (Mental Hlth), Ser. D, 7.4s, 2/15/18                                     A3                 394,650
            940,000    (Mental Hlth.), Ser. D, 7.4s, 2/15/18, Prerefunded                       A-               1,048,100
            110,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. B,
                       FHA Insd., 8s, 2/15/28                                                   AAA                112,496
          1,720,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                       6.65s, 8/15/32                                                           Aa2              1,855,450
             80,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                       6.65s, 8/15/32, Prerefunded                                              Aa2                 88,500
          1,800,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                       FHA Insd., 6.6s, 2/15/31                                                 AAA              1,941,750
          1,800,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                       FHA Insd., 6 3/8s, 8/15/29                                               AAA              1,935,000
          2,075,000  NY State Urban Dev. Corp. Rev. Bonds,
                       7 1/2s, 4/1/20                                                           Aaa              2,264,344
          2,000,000  NY State, Hsg. Fin. Agcy. Svcs. Contract Oblig.
                       Rev. Bonds, Ser. A, 5 7/8s, 9/15/14                                      Baa1             2,102,500
          1,000,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Bristol-Meyers Squibb Co.), 5 3/4s, 3/1/24                              Aaa              1,088,750
          1,400,000  Port Auth. NY & NJ Cons. Rev. IFB, 9.5209s,
                       8/1/26 (acquired 7/19/93, $1,687,700) (RES)                              AA-              1,596,000
            100,000  Westchester Cnty., Indl. Dev. Agcy. Civic
                       Fac.VRDN (Boys & Girls Club), 3.4s, 2/1/24                               A-1+               100,000
                                                                                                             -------------
                                                                                                                44,927,912

Puerto Rico (9.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  PR Elec. Pwr. Auth. IFB, FSA, 9.155s, 7/1/23                               Aaa              1,747,500
          1,058,260  PR Hsg. Fin. Corp. Rev. Bonds (Bayamon Hsg. Dev.),
                       FHA Insd., 7 1/2s, 7/1/21                                                BBB+/P           1,218,320
          1,365,000  PR Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac. Rev. Bonds,
                       Ser. L, 6 7/8s, 7/1/21                                                   Aaa              1,516,856
                                                                                                             -------------
                                                                                                                 4,482,676
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $47,564,816) (b)                                                  $49,410,588
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $49,971,364.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30,
      1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1999. Securities rated by
      Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $47,638,106, resulting in gross unrealized appreciation and depreciation of $2,166,883 and $394,401, respectively, or net unrealized appreciation of $1,772,482.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      April 30, 1999 was $3,055,250 or 6.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at April 30, 1999.

      The fund had the following industry group concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):

          Education                19.7%
          Hospital/health care     16.9
          Transportation           12.8
          Utilities                12.7

      The fund had the following insurance concentration greater than 10% at April 30, 1999 (as a percentage of net assets):

          FHA Insd.                10.4%


---------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1999
                                      Aggregate Face     Expiration  Unrealized
                        Total Value       Value            Date     Appreciation
---------------------------------------------------------------------------------
Municipal Bond
Index (long)             $1,971,000    $1,967,752         Jun-99       $3,248
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $47,564,816) (Note 1)                                              $49,410,588
-----------------------------------------------------------------------------------------------
Cash                                                                                    130,147
-----------------------------------------------------------------------------------------------
Interest receivable                                                                     772,662
-----------------------------------------------------------------------------------------------
Total assets                                                                         50,313,397

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             20,500
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   192,158
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                             87,825
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                2,931
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             8,929
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,312
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   28,378
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       342,033
-----------------------------------------------------------------------------------------------
Net assets                                                                          $49,971,364

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                          $10,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)              39,510,376
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            113,829
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (1,501,861)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            1,849,020
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $49,971,364

Net assets available to:
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                $10,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                           18,986
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred
shares -- liquidation preference                                                    $10,018,986
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                               $39,952,378
-----------------------------------------------------------------------------------------------
Net asset value per common share
($39,952,378 divided by 2,847,092 shares)                                                $14.03
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended April 30, 1999
Tax exempt interest income:                                                          $3,109,633
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        354,003
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           55,624
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         8,908
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          4,349
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  10,969
-----------------------------------------------------------------------------------------------
Auditing                                                                                 46,002
-----------------------------------------------------------------------------------------------
Legal                                                                                     7,506
-----------------------------------------------------------------------------------------------
Postage                                                                                   4,909
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                   32,278
-----------------------------------------------------------------------------------------------
Other                                                                                     6,684
-----------------------------------------------------------------------------------------------
Total expenses                                                                          531,232
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (15,026)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            516,206
-----------------------------------------------------------------------------------------------
Net investment income                                                                 2,593,427
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (197,331)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          71,024
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the year        359,370
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                 233,063
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $2,826,490
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended April 30
                                                                                -------------------------------
                                                                                       1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $ 2,593,427     $ 2,701,063
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                       (126,307)        (28,632)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              359,370       1,316,409
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  2,826,490       3,988,840

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                             (312,726)       (350,520)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$18,986 and $19,562, respectively)                                                    2,513,764       3,638,320
---------------------------------------------------------------------------------------------------------------

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (2,308,606)     (2,305,843)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            205,158       1,332,477

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                    49,766,206      48,433,729
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $113,829 and $141,734, respectively)                                      $49,971,364     $49,766,206
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of year                                                                           2,847,092       2,847,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                                   200             200
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                             $13.96           $13.49           $13.54           $13.50           $13.86
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .91              .95              .95              .98             1.06
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .08              .45             (.07)             .07             (.26)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .99             1.40              .88             1.05              .80
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.11)            (.12)            (.12)            (.13)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.81)            (.81)            (.81)            (.88)            (.94)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                              --               --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --               --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.92)            (.93)            (.93)           (1.01)           (1.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                    $14.03           $13.96           $13.49           $13.54           $13.50
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                   $13.875          $13.625          $12.875          $13.000          $13.625
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at market
value (common shares) (%)(a)                         7.82            12.12             5.34             1.78             9.09
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                       $49,971          $49,766          $48,434          $48,583          $48,443
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.32             1.31             1.44             1.34             1.35
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         5.66             5.90             6.10             6.19             6.87
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         24.04            18.22            49.71            84.87             8.55
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
April 30, 1999

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, Inc., ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1999, the fund had a capital loss carryover of approximately $1,257,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover              Expiration
--------------            --------------
   $765,000               April 30, 2004
    492,000               April 30, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1999 was 2.65%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent difference of losses on wash sale transactions, post-October loss deferrals, and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1999, the fund required no such reclassifications.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1999, fund expenses were reduced by $15,026 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $390 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

For the year ended April 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $11,751,568 and $11,841,855, respectively.There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1999, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Results of October 1, 1998 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 1, 1998. At the meeting, each of the nominees for Trustees was elected, as follows:

                                 Common Shares             Preferred Shares
                                            Votes                      Votes
                             Votes for     withheld     Votes for     withheld

Jameson Adkins Baxter        1,904,574      41,761          180           0
Hans H. Estin                1,904,224      42,111          180           0
John A. Hill                        --          --          180           0
Ronald J. Jackson            1,904,253      42,082          180           0
Paul L. Joskow               1,904,574      41,761          180           0
Elizabeth T. Kennan          1,904,574      41,761          180           0
Lawrence J. Lasser           1,904,574      41,761          180           0
John H. Mullin III           1,904,574      41,761          180           0
Robert E. Patterson                 --          --          180           0
Donald S. Perkins            1,904,224      42,111          180           0
William F. Pounds            1,904,224      42,111          180           0
George Putnam                1,904,574      41,761          180           0
George Putnam, III           1,904,574      41,761          180           0
A.J.C. Smith                 1,904,574      41,761          180           0
W. Thomas Stephens           1,904,574      41,761          180           0
W. Nicholas Thorndike        1,904,574      41,761          180           0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common Shares -- 1,875,125 votes for, and 13,039 votes against, with 58,171 abstentions.

Preferred Shares -- 171 votes for, and 9 abstentions.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was approved as follows:

Common Shares -- 1,427,038 votes for, and 100,196 votes against, with 419,101 abstentions and broker non-votes.

Preferred Shares -- 168 votes for, and 12 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental policy concerning the purchase of bonds paying interest subject to the federal Alternative Minimum Tax was approved as follows:

Common Shares -- 1,409,949 votes for, and 103,588 votes against, with 432,798 abstentions and broker non-votes.

Preferred Shares -- 165 votes for, and 3 votes against, with 12 abstentions and broker non-votes.



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New features will be added to the site regularly. So be sure to bookmark us at
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Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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